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                              AMENDED AND RESTATED
                        UNCONDITIONAL GUARANTY AGREEMENT
                        --------------------------------


            THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty"), dated as of December 30, 1997, made by INSIGNIA PROPERTIES TRUST, a Maryland real estate investment trust (the "Guarantor"), in favor of FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent for the ratable benefit of the Agents and the Lenders party to the Credit Agreement dated December 30, 1997 between Insignia Properties, L.P., a Delaware limited partnership, as Borrower, the Lenders, and the Agents (as amended, modified, restated or supplemented, the "Credit Agreement").


                              STATEMENT OF PURPOSE
                              --------------------

            Pursuant to the terms of the Credit Agreement, the Lenders have agreed to extend a certain credit facility to the Borrower in the aggregate principal amount of up to the Aggregate Commitment. The Guarantor is the general partner of the Borrower, and all Loans to the borrower will inure, directly or indirectly, to the benefit of the Guarantor.

            In connection with the transactions contemplated by the Credit Agreement, the Lenders have requested, and the Guarantor has agreed to execute and deliver, this Guaranty.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Lenders to make available Loans pursuant to the Credit Agreement, it is agreed as follows:

            SECTION 1. Definitions. Capitalized terms used herein (including the preamble hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in the Credit Agreement to a "Guaranty Agreement" or herein to this "Guaranty" shall include and mean this Guaranty, including all amendments and supplements hereto now or hereafter in effect.

            SECTION 2. Guaranty of Obligations of Borrower. The Guarantor hereby, jointly and severally with any other guarantor, unconditionally guarantees to the Agents for the ratable benefit of the Agents and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Agents or any Lender or acquired by the Agents or any Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory


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repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrower to the Agents or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations"); provided, that notwithstanding anything to the contrary contained herein, it is the intention of the Guarantor, the Agents and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to the Guarantor or its assets, the amount of the Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. ss.547, ss.548, ss.550 and other "avoidance" provisions of Title 11 of the United States Code) applicable in any such proceeding to the Guarantor and this Guaranty (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that the Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws, the amount of the Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the foregoing proviso and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the foregoing proviso shall in all events remain in full force and effect and be fully enforceable against the Guarantor. The foregoing proviso is intended solely to preserve the rights of the Agents hereunder against the Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither the Guarantor, the Borrower, nor any other Person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

            SECTION 3. Nature of Guaranty. The Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

             (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Credit Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower is or may become a party;

             (b) the absence of any action to enforce this Guaranty, the Credit
                 Agreement or any other Loan Document or the waiver or consent by the Agents or any Lender with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document;

             (c) the existence, value or condition of, or failure by the Agents to perfect their Lien against, any security for or other guaranty of the Guaranteed Obligations or any action,

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                 or the absence of any action, by the Agents or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

             (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by the Guarantor that, subject to the proviso in Section 2 hereof, its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. To the extent permitted by law, the Guarantor expressly waives all rights it may now or in the future have under any statute, or at law or in equity, or otherwise, to compel the Agents or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Guarantor. To the extent permitted by law, the Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Agents or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, any other guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. The Guarantor agrees that any notice or directive given at any time to the Agents or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Agents or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Agents and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Agents and Lenders would decline to enter into the Credit Agreement.

            SECTION 4. Demand by the Agents. In addition to the terms set forth in Section 3, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Credit Agreement are declared to be immediately due and payable, then the Guarantor shall, upon demand in writing therefor by the Agents to the Guarantor, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantor shall be made to the Agents, to be credited and applied upon the Guaranteed Obligations, in immediately available Dollars to an account designated by the Agents or at the address referenced herein for the giving of notice to the Agents or at any other address that may be specified in writing from time to time by the Agents.

            SECTION 5. Waivers. In addition to the waivers contained in Section 3, the Guarantor, to the extent permitted by law, waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Agents or the Lenders of, this Guaranty. The Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants

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and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Agents, the Lenders or the Borrower whether now existing or which may arise in the future.

            SECTION 6. Benefits of Guaranty. The provisions of this Guaranty are for the benefit of the Agents and the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Agents and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Agents or any Lender to any Person or Persons, any reference to the "Agents", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

            SECTION 7. Modification of Loan Documents etc. If the Agents or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantor:

             (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed
                 Obligations;

             (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

             (c) amend or modify, in any manner whatsoever, the Loan Documents;

             (d) extend or waive the time for performance by the Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

             (e) take and hold security or collateral for the payment of the
                 Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Agents or the Lenders have been granted a Lien, to secure any Debt of the Borrower to the Agents or the Lenders;

             (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor, any other guarantor or the Borrower to the Agents or any Lender;

             (g) modify or terminate the terms of any intercreditor or
                 subordination agreement pursuant to which claims of other creditors of the Guarantor, any other guarantor or the Borrower are subordinated to the claims of the Agents or any Lender; or

             (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor, any other guarantor or the Borrower to the Agents or any Lender in such manner as the Agents or any Lender shall determine in its reasonable discretion;

then neither the Agents nor any Lender shall incur any liability to the Guarantor as a result thereof, and no such action shall impair or release the obligations of the Guarantor under this Guaranty.

            SECTION 8. Reinstatement. The Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Agents or any Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

            SECTION 9. Remedies.
                       --------

            (a) Upon the occurrence and continuance of any Event of Default, with the consent of the Required Lenders, the Agents may, or upon the request of the Required Lenders, the Agents shall, enforce against the Guarantor its obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Agents hereunder, under the Loan Documents or otherwise.

            (b) No right or remedy herein conferred upon the Agents is intended to be exclusive of any other right or remedy contained herein or in any other Loan Document or otherwise, and every such right or remedy contained herein and therein or now or hereafter existing at law, or in equity, or by statute, or otherwise shall be cumulative. The Required Lenders may instruct the Agents to pursue, or refrain from pursuing, any remedy available to the Agents at such times and in such order as the Required Lenders shall determine, and the Required Lenders election as to such remedies shall not impair any remedies against the Guarantor not then exercised. In addition, any election of remedies which results in the denial or impairment of the right of the Agents to seek a deficiency judgment against the Borrower shall not impair the Guarantor's obligation to pay the full amount of the Guaranteed Obligations.

            SECTION 10. Miscellaneous.
                        --------------

            (a) Entire Agreement; Amendments. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by the Guarantor and the Agents, consented to by such Lenders as required by Section 12.9 of the Credit Agreement.

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            (b) Headings. Titles and captions of sections and subsections in this Guaranty are for convenience of reference only, and neither limit or amplify the provisions of this Guaranty.

            (c) Notices. All notices and communications hereunder shall be given in accordance with Section 12.1 of the Credit Agreement.

            (d) Binding Effect. This Guaranty shall bind the Guarantor and shall inure to the benefit of the Agents and Lenders and their respective successors and assigns. The Guarantor may not assign this Guaranty or delegate any of its duties hereunder, other than in connection with the merger of the Guarantor into such other Person as permitted by Section 9.5 of the Credit Agreement.

            (e) Non-Waiver. The failure of the Agents or any Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agents or any Lender, nor excuse the Guarantor from its obligations hereunder. Any waiver of any such right or remedy by the Lenders must be in writing and signed by the Required Lenders.

            (f) Governing Law. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of South Carolina, without reference to the conflicts or choice of law principles thereof.

            (g) Consent to Jurisdiction. The Guarantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Greenville County, South Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. The Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Agents or any Lender in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, by registered or certified mail, return receipt requested, otherwise in the manner referenced in Section 10(c). Nothing in this
Section 10(g) shall affect the right of the Agents or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Agents or any Lender to bring any action or proceeding against the Guarantor or its properties in the courts of any other jurisdictions.

            (h) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENTS, EACH LENDER AND THE GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

            (i) Limitation of Liability. Neither the Agents, the Lenders nor any Affiliate thereof shall have any liability with respect to, and THE Guarantor hereby waives, releases and agrees not to sue upon, any claim for any special, indirect, punitive, exemplary or consequential damages suffered by the Guarantor in connection with, arising out of, or in any way related to this Guaranty and the other

Loan Documents, the transactions contemplated herein or therein, or any act, omission or event occurring in connection herewith or therewith.

            11. No Subrogation. Notwithstanding any payment or payments by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, the Guarantor shall not be entitled to be subrogated to any of the rights of the Agents or any Lender against the Borrower or any other guarantor or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall the Guarantor seek any reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Agents and the Lenders on account of the Guaranteed Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.


            IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty under seal as of the date first above written.

                                             INSIGNIA PROPERTIES TRUST


                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------
[CORPORATE SEAL]

ATTEST:


-------------------------------
                    Secretary